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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 3, 2005


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


        MICHIGAN                        0-452                    38-1093240
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(State or other jurisdiction        (Commission                 IRS Employer
      of incorporation)             File Number)             Identification No.)


          100 EAST PATTERSON STREET
             TECUMSEH, MICHIGAN                                   49286
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  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS


         Effective January 1, 2005, Kent B. Herrick, 35, the son of Todd W. Herrick, Chairman of the Board, President and Chief Executive Officer of the Company will serve as Executive Vice President in the Office of the Chairman. Since 2001, Kent Herrick has served as a Vice President and Assistant to the Chief Executive Officer. From 1997 to 2001, Mr. Herrick was the General Manager of the Company's Applied Electronics division and prior to that held a number of divisional engineering positions with the Company in increasingly responsible supervisory roles. Mr. Herrick also serves on the Supervisory Board of Motoco a.s., the Company's subsidiary in the Czech Republic.

         Kent Herrick is also a trustee of the Herrick Foundation, a significant shareholder of the Company.

         A copy of the press release is included as Exhibit 99.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits:

               Exhibit No.                  Description

                  99                 Press release dated January 3, 2005










                                     # # #



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TECUMSEH PRODUCTS COMPANY


Date:  January 3, 2005               By    /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                              Financial Officer




                                       ii
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                                  EXHIBIT INDEX


               Exhibit No.                          Description

                  99                      Press release dated January 3, 2005